UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APOLLO SENIOR FLOATING RATE FUND INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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APOLLO SENIOR FLOATING RATE FUND INC. 9 WEST 57TH STREET NEW YORK, NY 10019 Your Vote Counts! APOLLO SENIOR FLOATING RATE FUND INC. 2024 Annual Meeting Vote by June 27, 2024 11:59 PM ET V51826-P09676 You invested in APOLLO SENIOR FLOATING RATE FUND INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 28, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 14, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 28, 2024 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/AFTAIF2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Barry Cohen 1b. Elliot Stein, Jr. 2. To consider and ratify the appointment of Deloitte & Touche LLP as the Funds independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Delivery Settings. V51827-P09676